Convertible Note	12 Months Ended
Dec. 31, 2016
Convertible Note [Abstract]
CONVERTIBLE NOTE

12. CONVERTIBLE NOTE

On December 19, 2015, the Company issued an 8% convertible note in the principal amount of $150,000,000 to Jasper, a related party, in the Share Exchange (see Note 1). The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is December 18, 2018.

On December 31, 2015, pursuant to the terms and conditions of the Agreements, Jasper, financed the Purchaser for the Sale by reducing Company’s financial obligations under the Note by an aggregate of $75,000,000 (see Note 1). As a result of the Sale, the outstanding balance due to Jasper under the Note was $75,000,000 plus any accrued interest.

There was no beneficial conversion feature attributable to the Note as the set conversion price of the Note was greater than the fair value of the common share price at the date of issuance. The Company has accounted for the Note in accordance with ASC 470-20, as a single instrument as a non-current liability. The Note is initially carried at the gross cash received at the issuance date.

The interest expense for the convertible note included in the consolidated statements of operations was $6,197,260 and $197,260, respectively, for the years ended December 31, 2016 and 2015. Note issuance costs are immaterial.

The interest payable for the convertible note included in the consolidated balance sheets was $6,197,260 and $197,260, respectively as at December 31, 2016 and 2015.